UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2012

ECA MARCELLUS TRUST I

(Exact name of Registrant as specified in its charter)

Delaware	001-34800	27-6522024
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

The Bank of New York Mellon Trust Company, N.A.

919 Congress Avenue

Austin, Texas   78701

(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (800) 852-1422

Not applicable

(Former name, former address and former fiscal year,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition.

On February 9, 2012, Energy Corporation of America, which created ECA Marcellus Trust I (the “Trust”), held a conference call to discuss the Trust’s results of operations for the three and twelve months ended December 31, 2012.  A transcript of the call is attached hereto as Exhibit 99.1.

ITEM 9.01.  Financial Statements and Exhibits.

(d)                                Exhibits.

99.1                           Transcript of call held February 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECA Marcellus Trust I

By:	The Bank of New York Mellon Trust Company, N.A.,
as Trustee

By:	/s/ Sarah Newell
Name:	Sarah Newell
Title:	Senior Associate

Date: February 10, 2012

Exhibit Index

Exhibit Number	Description

99.1	Transcript of call held February 9, 2012.